                                                                   EXHIBIT 10.13
                        Confidential portions of this exhibit have been redacted pursuant to the rules and regulations of the Securities and Exchange Commission

                              TOTAL ACCESS BANKING
                         ADDITIONAL SERVICES ADDENDUM TO
 SERVICES AGREEMENT NO. CHH-2217-12-91 DATED ____________ ("Services Agreement")

I.       ORDER

         BISYS, Inc. ("BISYS"), agrees to sell the equipment and to license the computer software programs (the application system software, the sub-system software, and the operating system software collectively, the "Programs") collectively known as the Total Access Banking System (the "System") to the client subject to the terms and conditions set forth herein and in the separately executed End User Software License Agreement (the "Software License").

II.      TERM

         The term of this Addendum shall be coterminous with the term of the Services Agreement.

III.     MAINTENANCE

         A. During the term hereof, BISYS agrees to maintain the Programs licensed to Client pursuant to the terms of an End User Software License Agreement between Client and BISYS with respect to the Programs. For purposes of this Addendum, "BISYS" shall include BISYS and any third party authorized by BISYS to provide hardware and/or software maintenance on BISYS' behalf.

         B. Client shall receive, at no additional charge, all new versions of the Program(s) and revised documentation as well as all enhancements, corrections, and alterations produced by BISYS or received by BISYS from the "BISYS LICENSOR" (as such term is defined in the Software License) so long as Client does not materially breach, and has not materially breached, any provisions of the Services Agreement, the End User Software License Agreement, or this Addendum.

         C. BISYS shall use all reasonable efforts to correct any verifiable and reproducible error or defect in the Program(s) or replace said defective Program(s) and/or provide assistance or services necessary to correct any defect that is solely attributable to BISYS or BISYS Licensor and that significantly affects the use of the Program(s) such that the System does not materially perform in accordance with its designed specifications. Such corrections or replacements will be promptly provided upon written notification to BISYS. At its expense and if requested by BISYS, Client agrees to provide BISYS with sufficient support to enable BISYS to determine and diagnose problems encountered in order to conclude that the problem is in fact with the Program(s) and to correct the problem or defect. Corrections for defects due to unauthorized Program changes will be billed at BISYS' standard rates for such services.

         D. As more fully described below, BISYS shall perform such maintenance service as shall be necessary to keep any equipment purchased or leased by Client from BISYS for the purpose of utilizing the Programs (the "Equipment") in, or restore the Equipment to, good working order operating in accordance with its specifications.

                  1. If at the date the parties hereto enter into this Addendum, the Equipment (or any part thereof) is not under an applicable warranty period from the manufacturer, BISYS may, at its option, inspect and test the Equipment within 30 days of the date hereof for such Equipment. If in BISYS' reasonable judgment such Equipment is not in good working order, BISYS shall restore the Equipment to good working order, and shall bill Client for such inspection, test and restoration services at prevailing rates, plus travel and other direct costs.

                  2. Client shall give BISYS' representatives full and free access to the Equipment upon reasonable notice.

                  3. With respect to Equipment maintenance services hereunder, the obligations of BISYS and Client shall be as follows:

                           a. In the event of a malfunction in the Equipment, Client shall first seek telephone assistance from BISYS. BISYS and Client shall cooperate in the identification, verification and possible resolution of Equipment problems;

                           b. If the malfunction cannot be corrected through telephone assistance, BISYS, at its option, shall provide on-site maintenance through its authorized representative. Such representative shall repair or replace all or part of the Equipment and shall perform such other services necessary to return the Equipment to good working order, or, at Its option, BISYS shall provide replacement equipment on a temporary loan basis delivered by overnight courier service, Monday through Saturday, except holidays. Upon repair and return of the defective Equipment pursuant to paragraph III.(D)(3)(c), Client shall within five (5) days pack and return any loaned equipment according to BISYS' instructions. Client will pay all packing and transportation costs for replacement equipment shipments.

                           c. Client shall, with the authorization and according to the instructions of BISYS, pack and return by overnight courier the affected Equipment or part back for repair. Client will pay all transportation costs for the returned Equipment. The returned Equipment shall be repaired or replaced with new or equivalent to new manufactured equipment at BISYS' option.

                           d. If the loaned equipment is not returned within five (5) days, Client will be invoiced for the loaned equipment at the list price then in effect.

                  4. Services outside the scope of BISYS' obligations under this Addendum includes, but is not limited to the following:

                           a. Maintenance, repair or replacement of any peripheral equipment, including, but not limited to, personal computers, video displays, printers, modems, linedrivers or cables;

                           b.       Electrical work external to the Equipment;

                           c. Repair or replacement necessitated by damage to or other defects in the Equipment resulting from causes external to the Equipment, including neglect or misuse, unauthorized attachments or modifications, use of the Equipment for other than its intended purpose, service or repair of Equipment by persons other than BISYS or other persons authorized by BISYS;

                           d. Services in connection with relocating the Equipment or the addition or removal of item of Equipment attachments, features, accessories, or other devices, or the service of alterations, attachments, or other devices not furnished by BISYS;

                           e. Furnishing supplies or other accessories, or painting or refinishing the Equipment;

                           f. Repair or exchange due to damage, or increase in service time, caused by events beyond BISYS' control, such as accident, transportation, water, wind, fire, sabotage, explosion, vandalism, burglary, and failure of electrical power, alterations or additions to Equipment not furnished by BISYS;

                           g. Repair or exchange caused by the failure to provide a suitable environment prescribed by BISYS including adequate space, electrical power, air conditioning, and humidity control.

IV.      HARDWARE WARRANTY

        A. BISYS warrants that the Client will acquire good and clear title to the Equipment purchased. BISYS further warrants that for one-hundred eighty (180) days after shipment, the Equipment shall be free from defects in design, material and workmanship and shall not fail in any material respect to execute its programming instructions. Written notice of any claimed defect must be received by BISYS within such 180-day period.

                  THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED (INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE).

                  IN THE EVENT OF ANY LOSS OR DAMAGE TO THE CLIENT, WHETHER UNDER WARRANTY, CONTRACT OR OTHERWISE, DIRECT OR INDIRECT, INCIDENTAL OR CONSEQUENTIAL, BISYS SHALL HAVE NO LIABILITY BEYOND REPAIR OR REPLACEMENT OF DEFECTIVE ITEMS, COMPONENTS OR PARTS AS SET FORTH HEREIN. IN NO EVENT WILL SISYS BE LIABLE FOR DAMAGES IN EXCESS OF ALL CHARGES PAID BY THE CLIENT IN RESPECT OF ANY DEFECTIVE ITEM, COMPONENT OR PART UNDER THIS AGREEMENT.

         B. BISYS warranty is contingent upon proper use of the Equipment in accordance with BISYS installation and operating manuals and (a) does not cover the Equipment if modified by anyone other than BISYS or BISYS' authorized representatives; (b) does not apply if adjustment, correction, repair or replacement of the Equipment, wholly or partially, is required because of accident, neglect or operating conditions outside of specifications; (c) does not cover defects in any central processing unit, associated software, terminals, controllers or telephone equipment used with the System and associated equipment; (d) does not cover malfunctions caused by defects in or arising from the installation, training or servicing other than by authorized BISYS representatives; and (e) does not apply if the Client has rejected any corrections, updates or modifications made available or supplied by BISYS.

V.        EXPENSES

         Client shall reimburse BISYS for any out-of-pocket expenses incurred by BISYS in performing its obligations hereunder. Expenses include travel, lodging, meals, telephone, and shipping as may be necessary to perform under this Addendum.

VI.      TITLE

         Any new versions of the Program, including enhancements, modifications, alterations, or changes thereto provided under this Addendum shall remain the proprietary property of BISYS LICENSOR to the same extent as do the Licensed Materials as set forth in the Software License.

VII.      PRICES AND FEES

         Prices and fees are as specified on the attached Price Schedules. The schedules are subject to change as specified in the Services Agreement. Client hereby agrees to pay the specified charges in consideration for the services and products provided hereunder and to abide by the terms of the attached Total Access Banking End User Software License Agreement; and all terms and conditions in the Services Agreement shall remain unchanged.

                              TOTAL ACCESS BANKING
                    ADDITIONAL SERVICES ADDENDUM - CONTINUED

                                           LICENSEE: Atlanta Internet Bank
                                                    ---------------------------
BISYS, INC.                                Client's City/State: Atlanta, GA
                                                               ----------------
Approved by:  /s/ W.W. Neville             Approved by:  /s/ D.R. Grimes
            ---------------------                      ------------------------
Name:  W.W. Neville                        Name:  D.R. Grimes
     ----------------------------               -------------------------------
Title:  Sr. V.P.        Date:              Title:  Vice Chairman  Date:  3/13/97
      ---------------------------                ------------------------------

                              TOTAL ACCESS BANKING
                                 PRICE SCHEDULE

I.    PRODUCT AND ANNUAL SERVICE                              PURCHASE                   ANNUAL SUPPORT
                                                                PRICE                   AND MAINTENANCE
           BASE SYSTEM                                      ---------------            ---------------------
     -------------------------
                4 Line Analog Line Model                      $      _____                     $     _____
      -------

      X         8 Line Analog Line Model                      $      _____                     $     _____
      -------

                12 Line Analog Line Model                     $      _____                     $     _____
      -------

                16 Line Analog Line Model                     $      _____                     $     _____
      -------

                24 Line Analog Line Model                     $      _____                     $     _____
      -------


        Additional Line Upgrade

                Line Analog Upgrade                           $      _____                     $     _____
      -------


      Application System

         Deposits Application                                 $      _____                     $     _____
         Mortgage Loan Application                            $      _____                     $     _____
         Installment Loan Application                         $      _____                     $     _____

      Site License                                                                             $     _____

      Installation Fee(1)                                       $      _____
         Includes two (2) days on-site system
         installation and training.

II.   MONTHLY RECURRING SERVICE FEES

      Voice Response Transaction Fee

         Total Access Banking System ($___ MINIMUM)                                            $      _____
      /transaction/month
         Other (Third Party) ($____ MINIMUM)                                                   $      _____
      /transaction/month

      Terminal Connect Fee                                                                     $      _____
      /line/month

      Extended On-Line Availability(2)                                                           $      _____
         The client hereby ____ does ____ does not
         Subscribe to extended on-line update availability


--------
(1)      Plus travel and lodging expenses

(2) Under the extended on-line option, the TAB system will be available 7 days a week, 23+ hours a day, 365 days a year except for periods of non-availability on selected Saturdays or Sundays for required maintenance of the BISYS Host system hardward and/or software. BISYS agrees to provide clients with prior written notice of the scheduled periods of non-availability.

                              TOTAL ACCESS BANKING
                       END USER SOFTWARE LICENSE AGREEMENT

This Agreement, made as of March 13, 1997 between BISYS, Inc. (hereinafter "Licensor"), having an address at 11 Greenway Plaza, Houston, Texas 77046 and Atlanta Internet Bank, having an address at 7000 Peachtree-Dunwoody Road, Bldg. 10 Suite 300, Atlanta GA 30328 (hereinafter "Licensee").

B"ISYS LICENSOR" means that company which has licensed this software to BISYS.

BISYS provides to Licensee the computer software and other related data, including intellectual data, proprietary information and user documentation that is contained on the medium in the Total Access Banking product herein referred to as the "Licensed Materials" and hereby licenses its use. Licensee assumes responsibility for the selection of the Licensed Materials to achieve Licensee's intended results, and for the installation, use and results obtained from the Licensed Materials.

I.   SCOPE OF LICENSE

     A. Licensor grants and Licensee accepts, a non-exclusive, non-transferable, perpetual license to use the Licensed Materials in accordance with the terms of this End User Software License Agreement.

     B. Licensor represents that the BISYS Licensor is sole and exclusive owner to, or has obtained all rights, titles, and interest in and to the Licensed Materials issued under this license, and to all modifications and enhancements thereof developed by BISYS Licensor (including ownership to all trade secrets and copyrights pertaining thereto). Nothing in this license should be construed to be a grant of title or ownership of software to Licensee.

     C. Licensee agrees that R may (1) use the Licensed Materials only in conjunction with Syntellect equipment; (2) make one copy of the Licensed Materials for archival purposes only; and (3) use the Licensed Materials only for internal purposes.

     D. Licensee agrees ft may not reverse-engineer, merge, or otherwise modify the object code, or assign or transfer the Licensed Materials to any other party except to a successor in interest of the Licensee's business that assumes all of the Licensee's obligations with respect to the Licensed Materials.

     E. Licensee agrees that the Licensed Materials and all manuals, documents and other information marked "Confidential Information" will be accepted by Licensee in confidence, and Licensee will guard against disclosure of such information, and shall use all reasonable efforts to protect and defend the confidential nature of the software and related materials.

     F. Licensee agrees that ft will retain and affix as appropriate, all copyright, patent, or other notices; proprietary legends; trademarks, logos, and other restrictive markings.

     G. Licensee acknowledges that Licensor limits its warranty of the sub-system software and operating system software (portions of the Licensed Materials owned by BISYS Licensor) to 180 days after shipment, and warrants that the software shall not fail in any material respect to execute Ks programming instructions due to defects in materials and workmanship. THE FOREGOING WARRANTY IS IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION), THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     H. Licensee acknowledges that software support is not provided for in this Agreement, but is available from Licensor upon payment of the applicable fees, and upon execution of a separate Total Access Banking Additional Services Addendum.

     I. Licensee agrees that Licensor and BISYS Licensor SHALL NOT BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, INTERRUPTIONS OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, WHETHER UNDER THIS LICENSE OF OTHERWISE.

     J. Licensee acknowledges that Its obligations remain in effect for as long as it continues to possess and use the Licensed Materials, and such obligations shall be for the benefit of, and enforceable by, Licensor.

         LICENSEE MAY NOT USE, COPY, MODIFY, OR TRANSFER THE LICENSED MATERIALS, OR ANY COPY, MODIFICATION OR MERGED PORTION, IN WHOLE OR IN PART, EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS LICENSE. IF LICENSEE TRANSFERS POSSESSION OF ANY COPY, MODIFICATION OR MERGED PORTION OF THE LICENSED MATERIALS OR ANY RELATED DOCUMENTATION TO ANOTHER PARTY, THIS LICENSE SHALL AUTOMATICALLY TERMINATE.

II.    TERM

      The term of this license is perpetual, unless and until it is terminated under one of the following conditions:

     A. Licensee agrees that Licensor may terminate this License if Licensee materially breaches any provisions of this agreement or the Total Access Banking Additional Services Agreement and the breach remains unresolved for a period of thirty (30) days from receipt of written notice by the Licensor. Upon such termination, Licensee agrees to return the Licensed Materials together with all copies in any form.

     B. Either party gives the other written notice of cancellation at least sixty days prior to the effective date of such cancellation. The Licensee agrees to return the Licensed Materials together with all copies in any form.

III.   DELIVERY AND ACCEPTANCE

     A. BISYS shall deliver Licensed Materials to Licensee, in a machine readable format accompanied by appropriate documentation.

     B. The Licensed Materials and related documentation delivered to Licensee shall be deemed to be accepted by Licensee within 30 days after delivery unless BISYS is notified in writing to the contrary. Any notification by Licensee within such 30 day period shall set forth with particularity any defects or objections to the Licensed Materials. Within a reasonable period after receipt of such notice, BISYS shall correct and redeliver the Licensed Materials and if accepted by Licensee, BISYS shall have no further liability with respect to delivery of the Licensed Materials.

IV.    LIMITED WARRANTY

     A. EXCEPT AS STATED ABOVE IN PARAGRAPH l(G) AND IN THIS SECTION THE LICENSED MATERIALS ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE QUALITY AND PERFORMANCE OF THE LICENSED MATERIALS IS WITH LICENSEE. SHOULD THE LICENSED MATERIALS PROVE DEFECTIVE, LICENSEE (AND NOT BISYS LICENSOR) ASSUMES THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION BEYOND THE WARRANTY PERIOD. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO LICENSEE. THIS WARRANTY GIVES LICENSEE SPECIFIC LEGAL RIGHTS, AND LICENSEE MAY ALSO HAVE OTHER RIGHTS WHICH VARY FROM STATE TO STATE.

     B. BISYS warranty is contingent upon proper use of the Licensed Materials in accordance with BISYS installation and operating manuals and does not cover Licensed materials if modified by anyone other than BISYS or BISYS' authorized representatives; (b) does not apply if adjustment, correction, repair or replacement of the Licensed Materials, wholly or partially, is required because of accident, neglect or operating conditions outside of specifications; (c) does not cover defects in any central processing unit, associated software, terminals, controllers or telephone equipment used with the Licensed Materials and associated equipment; (d) does not cover malfunctions caused by defects in or arising from the installation, training or servicing other than by authorized BISYS representatives; and (e) does not apply if the Licensee has rejected any corrections, updates or modifications made available or supplied by BISYS.

     C. BISYS and BISYS LICENSOR do not warrant that the functions contained in the Licensed Materials will meet Licensee requirements or that the operation of the program will be interrupted or error free.

     D. BISYS and BISYS LICENSOR do warrant to Licensee that the tape(s), CD-ROM(s) or diskette(s) on which the software is furnished, will be free from defects in materials and workmanship under normal use for a period of fourteen (I 4) days from the date of delivery to Licensee.

V.     MAINTENANCE

     Neither BISYS nor the BISYS LICENSOR shall have any responsibility to maintain the Licensed Materials unless Licensee executes BISYS' Total Access Banking Additional Services Addendum (the "Addendum"). Upon execution of the Addendum, maintenance shall be performed by BISYS pursuant to the terms and conditions of the Addendum.

VI.    LIMITATION OF LIABILITY AND REMEDIES

     A. BISYS and BISYS LICENSOR'S entire liability and Licensee's exclusive remedies shall be:

          1. The replacement of the software pursuant to the warranty in Paragraph l(G) above. Any notification by Licensee within the warranty period shall set forth with particularity any defects or errors to the system software. Within a reasonable period after receipt of such notice, BISYS or BISYS Licensor shall correct and redeliver the System Software to the Licensee, and if accepted by Licensee, BISYS shall have no further liability. If not corrected, BISYS will continue to provide the correction to Licensee at no charge.

          2. The replacement of any tape(s), CD-ROM(s) or diskette(s) not meeting the warranty, described in Paragraph IV(C) above, which are returned to BISYS, or

          3. BISYS is unable to deliver a replacement tape(s), CD-ROM(s) or diskette(s) which are free of defects in materials or workmanship within a reasonable time after Licensee has returned such tape(s), CD-ROM(s) or diskette(s) to BISYS (provided that Licensee has returned such tape(s), CD-ROM(s) or diskette(s) within the warranty period described in Paragraph IV(C) above), Licensee may terminate this Agreement by returning the Licensed Materials to BISYS and fees paid by Licensee for the Licensed Materials shall be refunded to Licensee.

     B. IN NO EVENT WILL BISYS OR BISYS LICENSOR BE LIABLE TO LICENSEE FOR ANY DAMAGES, INCLUDING ANY LOST PROFITS, LOST SAVINGS OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THE USE OR INABILITY TO USE SUCH LICENSED MATERIALS, EVEN IF BISYS OR BISYS LICENSOR HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR FOR ANY CLAIM BY ANY OTHER PARTY. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO LICENSEE.

VII.   GENERAL

     A. Licensee may not sublicense, assign or transfer this license or the Licensed Materials or any related documentation except as expressly provided in this Agreement, and any attempt to do so shall be void.

     B. Should Licensee have any questions concerning this Agreement, it may contact BISYS by writing to BISYS, Inc., 11 Greenway Plaza, Houston, Texas 77046-1102.

     C. Licensee acknowledges that it has read this Agreement, understands it and agrees to be bound by its terms and conditions. It is further agreed that the BISYS Services Agreement will govern in the event of any express conflict between the Services Agreement and this Agreement with respect to the Licensed Materials.

                                       LICENSEE:  Atlanta Internet Bank

BISYS, INC.                            Client's City/State:  Atlanta, GA
Approved:/s/ W.W. Neville              Approved by:/s/ D.R. Grimes
         --------------------------                ---------------
Name:W. W. Neville                     Name:D.R. Grimes
     ------------------------------         -----------
Title: /s/ Sr. V.P.     Date:          Title:Vice Chairman  Date: March 10, 1997
      ------------------     ------           ------------        -------------